Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces First-Quarter 2016 Results

Year-over-year earnings growth of 13% and loan growth of 13%

DEFIANCE, Ohio, April 21, 2016 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the first quarter ended March 31, 2016.

First-quarter 2016 highlights over prior year first quarter include:

●	Diluted earnings per share (EPS) of $0.26, an increase of 13.0 percent

●	Net income of $1.7 million, an increase of 10.6 percent

●	Return on average assets of 0.87 percent, up from 0.84 percent

●	Loan growth from the prior year of $65.4 million, or 12.8 percent

●	Fully tax equivalent (FTE) revenue, up 4.5 percent

●	Net interest margin (FTE) of 3.75 percent, up 4 basis points

●	Mortgage origination volume of $71.9 million

●	Positive operating leverage for the Company; expenses up 3.8 percent

●	Loan growth from the linked quarter of $19.5 million, or 3.5 percent

Highlights	Three Months Ended
($000’s except ratios and share data)	Mar. 2016	Mar. 2015	% Change
Operating revenue (FTE)	$9,636	$9,221	4.5%
Interest income (FTE)	6,912	6,268	10.3
Interest expense	715	643	11.2
Net interest income (FTE)	6,197	5,625	10.2
Noninterest income	3,439	3,596	(4.4)
Noninterest expense	6,895	6,644	3.8
Net income	1,655	1,496	10.6
Net income available to common	1,411	1,271	11.0
Earnings per diluted share	0.26	0.23	13.0
Net interest margin (FTE)	3.75%	3.71%	1.1
Return on assets	0.87%	0.84%	3.6
Return on equity	8.03%	7.82%	2.7

“I am extremely pleased to report our strong operating results for the first quarter of 2016,” said Mark Klein, Chairman, President and CEO of SB Financial. “For the quarter, our EPS of $0.26 is up 13 percent compared to $0.23 from the prior year quarter. Further, we had $19 million of loan growth from the linked quarter, and from the prior year, we were up $65 million, or 13 percent.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income (FTE) and noninterest income, was up 4.5 percent from the first quarter of 2015, but down 1.5 percent from the linked quarter.

●	Net interest income (FTE) was up 10.2 percent from the year-ago quarter, and up 2.1 percent over the linked quarter.

●	Net interest margin (FTE) was up 4 basis points from the year-ago quarter, but down 1 basis point from the linked quarter.

●	Noninterest income was down 4.4 percent from the year-ago quarter, and down 7.5 percent from the linked quarter.

Mortgage Loan Business

Mortgage loan originations for the first quarter of 2016 were $71.9 million, down $3.0 million, or 4.0 percent, from the year-ago quarter. Total sales of originated loans were $59.4 million, down $5.0 million, or 7.7 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $0.94 million for the first quarter of 2016, compared to $1.5 million for the year-ago quarter, or a 35.9 percent decline. The mortgage servicing valuation adjustment for the first-quarter 2016 was a negative $0.8 million, with the aggregate servicing valuation impairment ending the quarter at $1.1 million. The mortgage servicing portfolio at March 31, 2016, was $792.7 million, up $108.3 million, or 15.8 percent, from $684.4 million at March 31, 2015.

Mr. Klein noted, “The first quarter represented another quarter of solid mortgage production with a total of $72 million. This quarter, our new money production accounted for 88 percent of our volume, and our gain on sale was 2.3 percent. Our positive performance was offset by the 50 basis point decline in the 10-year Treasury, which resulted in a $800 thousand impairment to our servicing rights.”

Mortgage Banking ($000’s)
	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015
Mortgage originations	$71,941	$67,149	$86,965	$93,605	$74,955
Mortgage sales	59,383	56,302	70,081	79,806	64,360
Mortgage servicing portfolio	792,666	772,533	750,958	723,100	684,390
Mortgage servicing rights	6,608	7,152	6,798	6,548	5,860

Mortgage servicing revenue:
Loan servicing fees	491	476	459	438	420
OMSR amortization	(170)	(157)	(223)	(219)	(282)
Net administrative fees	321	319	236	219	138
OMSR valuation adjustment	(767)	64	(138)	268	(80)
Net loan servicing fees	(446)	383	98	487	58
Gain on sale of mortgages	1,383	1,372	1,687	1,805	1,400
Mortgage banking revenue, net	$937	$1,755	$1,785	$2,292	$1,458

2

Fee Income and Noninterest Expense

SB Financial’s fee income includes revenue from a diverse group of services, such as wealth management, deposit fees and from sales of small business loans (SBA). Wealth management assets managed for our 900 clients stood at $357.5 million as of March 31, 2016. For the first quarter of 2016, fee income as a percentage of total revenue was 36.0 percent. The servicing rights impairment negatively impacted the quarter by $0.7 million, compared to the prior year quarter. SBA loan sale gains were $0.4 million for the first quarter of 2016, up $0.2 million from the prior year.

For the first quarter of 2016, noninterest expense (NIE) was up $0.3 million, or 3.8 percent, compared to the same quarter last year. Total staffing levels were up 10.1 percent, due to our new branch locations and increased support in our compliance and mortgage divisions. Compared to the linked quarter, NIE was up $0.1 million, or 0.8 percent.

Mr. Klein stated, “Total fee income, while slightly down from the linked quarter due to the servicing rights impairment, still represented more than 36 percent of total revenue. We are especially pleased with our mortgage production, and with the growing traction from our SBA lending group, which increased loan-sale-gains by 93 percent on a year-over-year basis.”

Fee Income / Noninterest Expense ($000’s)
	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015
Fee Income	$3,439	$3,716	$3,952	$4,443	$3,596
Fee Income / Total Revenue	36.0%	38.3%	39.4%	43.5%	39.4%
Fee Income / Average Assets	1.8%	2.0%	2.2%	2.5%	2.0%

Noninterest Expense	$6,895	$6,839	$6,626	$6,818	$6,644
Efficiency Ratio	72.2%	70.2%	65.6%	66.3%	72.2%
NIE / Average Assets	3.6%	3.7%	3.7%	3.8%	3.7%

Balance Sheet

Total assets as of March 31, 2016, were $774.8 million, up $57.3 million, or 8.0 percent, from a year ago. Total equity as of March 31, 2016, was $83.1 million, up 7.7 percent, from a year ago, and was at 10.7 percent of total assets.

Total loans held for investment were $577.1 million at March 31, 2016, up $65.4 million, or 12.8 percent, from March 31, 2015. Commercial real estate loans accounted for the majority of growth, up $38.9 million, or 17.9 percent. Residential real estate and commercial loans also rose $17.9 million and $7.1 million, or 15.6 percent and 8.3 percent, respectively.

The investment portfolio, including Federal Reserve Bank and Federal Home Loan Bank stock, of $101.7 million represented 13.1 percent of assets at March 31, 2016, and was up 4.0 percent from the year ago period. Deposit balances of $638.0 million at March 31, 2016, increased by $59.7 million, or 10.3 percent, since March 31, 2015. Growth from the prior year included $20.7 million in checking and $39.0 million in savings and time deposit balances.

3

Mr. Klein said, “Loan volume accelerated during the first quarter, and represented balance growth from the linked quarter of $19.5 million, or 14 percent annualized. The quarter followed the equally strong fourth quarter of 2015, which had $16.8 million of loan growth. Nonperforming assets were flat from the linked quarter, but up compared to the prior year, as we continue to manage one large commercial real estate credit.”

Loan Portfolio ($000’s)	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015	Variance YOY
Commercial	$92,086	$86,586	$83,741	$84,297	$85,022	$7,064
% of Total	16.0%	15.5%	15.5%	16.0%	16.6%	8.3%
Commercial RE	256,461	242,208	231,249	223,994	217,610	38,851
% of Total	44.4%	43.4%	42.8%	42.9%	42.5%	17.9%
Agriculture	42,467	43,835	46,102	45,724	44,266	(1,799)
% of Total	7.4%	7.9%	8.5%	8.8%	8.7%	(4.1%)
Residential RE	132,627	130,806	126,840	116,944	114,702	17,925
% of Total	23.0%	23.5%	23.5%	22.4%	22.4%	15.6%
Consumer & Other	53,493	54,224	52,957	51,444	50,184	3,309
% of Total	9.3%	9.7%	9.7%	9.9%	9.8%	6.6%

Total Loans	$577,134	$557,659	$540,889	$522,403	$511,784	$65,350
Total Growth Percentage						12.8%

Deposit Bal. ($000’s)	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015	Variance YOY
Non-Int DDA	$112,209	$113,113	$102,460	$96,322	$96,638	$15,571
% of Total	17.6%	19.3%	17.9%	17.1%	16.7%	16.1%
Interest DDA	138,235	126,443	126,816	127,362	133,145	5,090
% of Total	21.7%	21.6%	22.1%	22.6%	23.0%	3.8%
Savings	86,038	83,447	77,809	78,729	75,445	10,593
% of Total	13.5%	14.2%	13.6%	14.0%	13.1%	14.0%
Money Market	120,672	104,412	107,538	100,315	106,325	14,347
% of Total	18.9%	17.8%	18.7%	17.8%	18.4%	13.5%
Certificates	180,874	159,038	158,945	160,198	166,730	14,144
% of Total	28.4%	27.1%	27.7%	28.5%	28.8%	8.5%

Total Deposits	$638,028	$586,453	$573,568	$562,926	$578,283	$59,745
Total Growth Percentage						10.3%

Asset Quality

SB Financial continues to maintain above peer median asset quality, reporting nonperforming assets of $8.5 million as of March 31, 2016, up $2.3 million, or 37.1 percent, from the year-ago quarter, but slightly down from the linked quarter. The increase from the prior year was the result of an existing delinquent commercial real estate credit that has moved to foreclosure. The Company feels the valuation of the property will approximate the loan commitment when the situation is resolved. SB Financial’s 1.1 percent of nonperforming assets to total assets remains near the top quartile in its 65-bank peer group. The coverage of problem loans by the loan loss allowance was 89.3 percent at March 31, 2016, down from the 114.3 percent at March 31, 2015.

4

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Mar. 2016	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015	Variance YOY
Commercial & Agriculture	$164	$196	$453	$702	$1,413	$(1,249)
% of Total Com. & Ag. loans	0.12%	0.15%	0.35%	0.54%	1.09%	(88.4%)
Commercial RE	5,218	5,670	5,393	2,023	1,932	3,286
% of Total CRE loans	2.03%	2.34%	2.33%	0.90%	0.89%	170.1%
Residential RE	1,156	749	795	772	967	189
% of Total Res. RE loans	0.87%	0.57%	0.63%	0.66%	0.84%	19.5%
Consumer & Other	46	32	101	112	138	(92)
% of Total Cons. & Oth. loans	0.09%	0.06%	0.20%	0.22%	0.28%	(66.7%)
Total Nonaccruing Loans	6,584	6,646	6,742	3,609	4,450	2,134
% of Total Loans	1.14%	1.19%	1.25%	0.69%	0.87%	48.0%
Accruing Restructured Loans	1,482	1,500	1,576	1,595	1,524
Total Nonaccruing & Restructured Loans	$8,066	$8,146	$8,318	$5,204	$5,974	$2,092
% of Total Loans	1.40%	1.46%	1.54%	1.00%	1.17%	35.0%
Foreclosed Assets	406	286	188	180	207
Total Nonperforming Assets	$8,472	$8,432	$8,506	$5,384	$6,181	$2,291
% of Total Assets	1.09%	1.15%	1.18%	0.76%	0.86%	37.1%

Webcast and Conference Call

The Company will hold a related conference call and webcast on April 22, 2016, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two operating subsidiaries: State Bank and DCM. State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through a total of 19 banking centers; 18 in nine Ohio counties and one center in Fort Wayne, Indiana, and 22 full-service ATMs. The Company has four loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. DCM provides item processing services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2015, SB Financial was ranked #163 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

5

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that providing certain non-GAAP financial measures provides investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

6

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	March	December	September	June	March
($ in Thousands)	2016	2015	2015	2015	2015

ASSETS
Cash and due from banks	$35,529	20,459	18,372	21,709	49,765

Securities available for sale, at fair value	97,990	89,789	95,482	98,786	94,056
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748

Total investment securities	101,738	93,537	99,230	102,534	97,804

Loans held for sale	6,890	7,516	8,517	10,067	8,667

Loans, net of unearned income	577,134	557,659	540,889	522,403	511,784
Allowance for loan losses	(7,205)	(6,990)	(7,076)	(7,006)	(6,830)
Net loans	569,929	550,669	533,813	515,397	504,954

Premises, equipment and software, net	18,994	19,010	17,619	16,432	15,407
Cash surrender value of life insurance	13,509	13,437	13,364	13,291	13,219
Goodwill & other intangibles	16,432	16,435	16,473	16,527	16,582
Foreclosed assets held for sale, net	406	286	188	180	207
Mortgage servicing rights	6,608	7,152	6,798	6,548	5,860
Accrued interest receivable	1,489	1,260	1,817	1,506	1,554
Other assets	3,296	3,310	3,046	3,017	3,536
Total assets	$774,820	733,071	719,237	707,208	717,555

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$112,209	113,113	102,460	96,322	96,638
Interest bearing demand	138,235	126,443	126,816	127,362	133,145
Savings	86,038	83,447	77,809	78,729	75,445
Money market	120,672	104,412	107,538	100,315	106,325
Time deposits	180,874	159,038	158,945	160,198	166,730
Total deposits	638,028	586,453	573,568	562,926	578,283

Advances from Federal Home Loan Bank	21,000	35,000	30,000	34,000	30,000
Repurchase agreements	14,524	12,406	16,911	15,169	14,648
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	343	264	341	289	334
Other liabilities	7,564	7,397	7,782	6,391	6,880
Total liabilities	691,769	651,830	638,912	629,085	640,455

Equity
Preferred stock	13,983	13,983	13,983	13,983	13,983
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,365	15,438	15,444	15,424	15,413
Retained earnings	41,199	40,059	38,705	36,930	35,429
Accumulated other comprehensive income	1,296	650	1,157	750	1,264
Treasury stock	(1,361)	(1,458)	(1,533)	(1,533)	(1,558)
Total equity	83,051	81,241	80,325	78,123	77,100

Total liabilities and equity	$774,820	733,071	719,237	707,208	717,555

7

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands - except share data)	At and for the Three Months Ended
	March	December	September	June	March
Interest income	2016	2015	2015	2015	2015
Loans
Taxable	$6,260	6,086	6,152	5,835	5,619
Nontaxable	9	10	10	9	6
Securities
Taxable	402	357	382	395	372
Nontaxable	156	169	173	175	177
Total interest income	6,827	6,622	6,717	6,414	6,174

Interest expense
Deposits	545	492	492	500	495
Repurchase Agreements & Other	5	3	5	4	5
Federal Home Loan Bank advances	106	95	94	94	92
Trust preferred securities	59	56	53	53	51
Total interest expense	715	646	644	651	643

Net interest income	6,112	5,976	6,073	5,763	5,531

Provision for loan losses	250	150	100	500	350
Net interest income after provision for loan losses	5,862	5,826	5,973	5,263	5,181

Noninterest income
Wealth Management Fees	633	645	636	666	659
Customer service fees	680	711	734	702	632
Gain on sale of mtg. loans & OMSR's	1,383	1,372	1,687	1,805	1,400
Mortgage loan servicing fees, net	(446)	383	98	486	58
Gain on sale of non-mortgage loans	449	75	296	288	288
Data service fees	277	273	294	306	317
Net gain on sales of securities	111	-	-	-	-
Gain/(loss) on sale/disposal of assets	22	38	-	(1)	(19)
Other income	330	219	207	191	261
Total non-interest income	3,439	3,716	3,952	4,443	3,596

Noninterest expense
Salaries and employee benefits	3,779	3,855	3,650	3,935	3,477
Net occupancy expense	565	479	481	480	503
Equipment expense	595	566	568	524	565
Data processing fees	305	264	286	247	263
Professional fees	316	381	416	426	440
Marketing expense	171	157	146	142	149
Telephone and communication	99	103	96	98	90
Postage and delivery expense	197	168	198	201	234
State, local and other taxes	99	130	130	128	129
Employee expense	118	126	126	138	153
Intangible amortization expense	3	37	54	55	54
Other expenses	648	573	475	444	587
Total non-interest expense	6,895	6,839	6,626	6,818	6,644

Income before income tax expense	2,406	2,703	3,299	2,888	2,133
Income tax expense	751	835	1,035	897	637

Net income	$1,655	1,868	2,264	1,991	1,496

Preferred Stock Dividends	244	244	244	244	225

Net income available to common shares	1,411	1,624	2,020	1,747	1,271

Common share data:
Basic earnings per common share	$0.29	0.33	0.41	0.36	0.26

Diluted earnings per common share	$0.26	0.29	0.35	0.31	0.23

Average shares outstanding ($ in thousands):
Basic:	4,896	4,890	4,884	4,884	4,879
Diluted:	6,401	6,396	6,390	6,382	6,379

8

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended
	March	December	September	June	March
SUMMARY OF OPERATIONS	2016	2015	2015	2015	2015
Net interest income	$6,112	5,976	6,073	5,763	5,531
Tax-equivalent adjustment	$85	92	94	95	94
Tax-equivalent net interest income	$6,197	6,068	6,167	5,858	5,625
Provision for loan loss	$250	150	100	500	350
Noninterest income	$3,439	3,716	3,952	4,443	3,596
Total revenue, tax-equivalent	$9,636	9,784	10,119	10,301	9,221
Noninterest expense	$6,895	6,839	6,626	6,818	6,644
Pre-tax pre-provision income	$2,656	2,853	3,399	3,388	2,483
Pretax income	$2,406	2,703	3,299	2,888	2,133
Net income	$1,655	1,868	2,264	1,991	1,496
Income available to common shareholders	$1,411	1,624	2,020	1,747	1,271

PER SHARE INFORMATION:
Basic earnings per share	$0.29	0.33	0.41	0.36	0.26
Diluted earnings per share	$0.26	0.29	0.35	0.31	0.23
Common dividends	$0.055	0.055	0.050	0.050	0.045
Book value per common share	$13.08	12.81	12.68	12.33	12.18
Tangible book value per common share	$10.74	10.39	10.21	9.75	9.53
Market price per common share	$10.31	11.14	10.27	10.59	10.55
Market price per preferred share	$11.19	12.65	13.00	11.75	11.90

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.87%	1.02%	1.26%	1.11%	0.84%
Pre-tax pre-provision ROAA	1.40%	1.56%	1.89%	1.89%	1.40%
Return on average equity	8.03%	9.23%	11.42%	10.26%	7.82%
Return on average tangible equity	12.74%	14.80%	18.55%	16.90%	13.03%
Efficiency ratio	72.16%	70.18%	65.56%	66.26%	72.20%
Earning asset yield	4.18%	4.17%	4.27%	4.18%	4.14%
Cost of interest bearing liabilities	0.51%	0.49%	0.49%	0.49%	0.49%
Net interest margin	3.69%	3.71%	3.81%	3.70%	3.64%
Tax equivalent effect	0.06%	0.05%	0.06%	0.06%	0.07%
Net interest margin, tax equivalent	3.75%	3.76%	3.87%	3.76%	3.71%
Non interest income/Average assets	1.81%	2.03%	2.20%	2.48%	2.02%
Non interest expense/Average assets	3.62%	3.74%	3.69%	3.81%	3.74%
Net noninterest expense/Average assets	1.82%	1.71%	1.49%	1.33%	1.71%

ASSET QUALITY RATIOS:
Gross charge-offs	$94	241	58	350	303
Recoveries	$59	5	29	26	11
Net charge-offs	$35	236	29	324	292
Nonaccruing loans/ Total loans	1.14%	1.19%	1.25%	0.69%	0.87%
Nonperforming loans/ Total loans	1.40%	1.46%	1.54%	1.00%	1.17%
Nonperforming assets/ Loans & OREO	1.47%	1.51%	1.57%	1.03%	1.21%
Nonperforming assets/ Total assets	1.09%	1.15%	1.18%	0.76%	0.86%
Allowance for loan loss/ Nonperforming loans	89.33%	85.81%	85.07%	134.63%	114.33%
Allowance for loan loss/ Total loans	1.25%	1.25%	1.31%	1.34%	1.33%
Net loan charge-offs/ Average loans (ann.)	0.02%	0.17%	0.02%	0.25%	0.23%
Loan loss provision/ Net charge-offs	714.29%	63.56%	344.83%	154.32%	119.86%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	90.46%	95.09%	94.30%	92.80%	88.50%
Equity/ Assets	10.72%	11.08%	11.17%	11.05%	10.74%
Tangible equity/ Tangible assets	6.94%	7.09%	7.10%	6.89%	6.64%
Tangible equity adjusted for conversion	8.78%	9.04%	9.09%	8.92%	8.63%

END OF PERIOD BALANCES
Total loans	$577,134	557,659	540,889	522,403	511,784
Total assets	$774,820	733,071	719,237	707,208	717,555
Deposits	$638,028	586,453	573,568	562,926	578,283
Stockholders equity	$83,051	81,241	80,325	78,123	77,100
Goodwill & intangibles	$16,432	16,435	16,473	16,527	16,582
Preferred equity	$13,983	13,983	13,983	13,983	13,983
Tangible equity	$52,636	50,823	49,869	47,613	46,535
Mortgage servicing portfolio	$792,666	772,533	750,958	723,100	684,390
Wealth/Brokerage assets under care	$357,531	353,488	347,136	361,310	367,272
Total assets under care	$1,925,017	1,859,092	1,817,331	1,791,618	1,769,217
Full-time equivalent employees	218	214	209	207	198
Period end basic shares outstanding	4,899	4,891	4,884	4,884	4,881
Period end outstanding (Series A Converted)	1,452	1,451	1,451	1,451	1,451

AVERAGE BALANCES
Total loans	$568,925	549,877	538,646	521,477	516,004
Total earning assets	$661,891	644,783	638,266	622,643	605,956
Total assets	$761,143	731,198	718,591	716,736	711,100
Deposits	$616,124	585,922	572,801	576,250	568,885
Stockholders equity	$82,378	80,911	79,301	77,649	76,534
Intangibles	$16,434	16,450	16,500	16,555	16,609
Preferred equity	$13,983	13,983	13,983	13,983	13,983
Tangible equity	$51,961	50,478	48,818	47,111	45,942
Average basic shares outstanding	4,896	4,890	4,884	4,884	4,879
Average diluted shares outstanding	6,401	6,396	6,390	6,382	6,379

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three Months Ended March 31, 2016 and 2015

($ in Thousands)	Three Months Ended March 31, 2016			Three Months Ended March 31, 2015
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$76,617	402	2.10%	$71,884	372	2.07%
Nontaxable securities	16,349	236	5.78%	18,068	268	5.94%
Loans, net	568,925	6,274	4.41%	516,004	5,628	4.36%
Total earning assets	661,891	6,912	4.18%	605,956	6,268	4.14%
Cash and due from banks	43,297			53,781
Allowance for loan losses	(7,120)			(6,845)
Premises and equipment	19,407			14,399
Other assets	43,668			43,809
Total assets	$761,143			$711,100
Liabilities
Savings and interest bearing demand	$336,864	113	0.13%	$308,023	77	0.10%
Time deposits	167,296	432	1.03%	163,903	418	1.02%
Repurchase agreements & Other	16,519	5	0.12%	16,644	5	0.12%
Advances from Federal Home Loan Bank	27,049	106	1.57%	30,000	92	1.23%
Trust preferred securities	10,310	59	2.29%	10,310	51	1.98%
Total interest bearing liabilities	558,038	715	0.51%	528,880	643	0.49%
Non interest bearing demand	111,964			96,959
Total funding	670,002		0.43%	625,839		0.41%
Other liabilities	8,763			8,727
Total liabilities	678,765			634,566
Equity	82,378			76,534

Total liabilities and equity	$761,143			$711,100

Net interest income (tax equivalent basis)		$6,197			$5,625

Net interest income as a percent of average interest-earning assets			3.75%			3.71%

10